(GRAND PRIX FUND LOGO)

                                     SEMI-
                                     ANNUAL
                                     REPORT

                                 APRIL 30, 2001

GRAND PRIX FUND

May 2001

Dear Fellow Shareholder,

Grand Prix Fund returned minus 47.6% for Class A shares and minus 47.8% for Class C shares based on NAV for the six months ended April 30, 2001. The Fund got caught in one of the three worst market downturns since the Civil War to put the recent investment climate in perspective. For example, the NASDAQ Composite Index went through its worst decline in history with a drop of 67.5% from its peak last March.

In some respects, the 2000-2001 bear market was worse than the 1973-74 bear market which witnessed a peak to bottom decline of 48.4% for the S&P 500 Index and 59.9% for the NASDAQ Composite Index. During 1973-74, the economy faced serious problems with high oil prices, high inflation, and an extended recession. In the most recent bear market, inflation has remained tame and the record-setting expansion which commenced in 1991 still continues despite the sharp contraction in manufacturing activity.

A recession is unlikely to occur this time around with an aggressive rate cutting stance by the Federal Reserve and the work-off of $7.1 billion in manufacturer's inventories. What came as a surprise in the release of first quarter GDP data was that real growth increased 2.0% and came in above the most optimistic forecast by any economist. It also marked an acceleration from the rate of growth in the fourth quarter.

We are very optimistic on the outlook for both Grand Prix Fund and the stock market over the next year and next decade. The funds that declined the most during 1973-74 were all growth funds. Many of these underperforming funds back then became the best performing funds in the next year and next decade. Penn Mutual Fund which declined 72.2% in 1973-74 gained 121.1% in 1975 and increased in value 16 times over the next decade. Shareholders wanting to learn more about mutual fund performance cycles should refer to the study "Performance Cycles Not Well Understood" on our website www.grandprixfund.com under News Center.

The stock market seems to have overreacted to a softer economy that has managed to avoid recession. The decline by the NASDAQ Composite starting on March 10, 2000 to its low point on April 4, 2001 was 68.4% and the worst in its history. By our count, 33 mutual funds declined more than the worst performing mutual fund during the 1973-74 period. In our opinion, the reason for such severe declines in the NASDAQ and many mutual funds is related to growing stock market volatility.

The Federal Reserve Board has cut the Fed Funds rate three times since January 3rd. The stock market in response to all series of three rate cuts since World War II has gained 24% on average in the next 12 months after a third rate cut. The S&P 500 has just recorded four straight quarters of losses. This has only happened three times before in the post-war period. After the three prior instances, the S&P 500 rebounded between 25-32% in the next 12-month period.

We think that the bear market ended on April 4th based on our research which confirms a market bottom according to a measurement device that has proven highly accurate for all bear market bottoms since World War II. Many shareholders who purchased Grand Prix Fund at much higher levels in early 2000 may want to consider averaging down. This may take courage for some shareholders that are underwater, but it should be kept in mind that your portfolio manager has 33 years of experience in the investment business and has been through environments like this before.

Shareholders with questions may feel free to call me at (800) 307-4880. We thank you as shareholders for your patience through the terrible 2000-2001 bear market which we now think is behind us.

Sincerely,

/S/Robert Zuccaro

Robert Zuccaro, CFA
President

                                    CLASS A

                Grand Prix Fund -        Grand Prix Fund -
    Date       Class A Shares (NAV)    Class A Shares (Load)      S&P 500 Index
    ----       --------------------    ---------------------      -------------
  12/31/97           $10,000                   $9,900                $10,000
   4/30/98           $11,970                  $11,345                $11,510
  10/31/98           $14,419                  $13,667                $11,463
   4/30/99           $25,725                  $24,383                $14,021
  10/31/99           $33,382                  $31,641                $14,405
   4/30/00           $62,376                  $59,123                $15,440
  10/31/00           $41,608                  $39,439                $15,280
   4/30/01           $21,820                  $20,682                $13,437

                      For the period ended April 30, 2001

                                   Six Months          Annualized
                                     Ended               Since
                                    4/30/01            Inception
                                   ----------          ----------
     Grand Prix Fund -
       Class A Shares (NAV)         (47.56)%             26.39%
     Grand Prix Fund -
       Class A Shares (Load)        (50.31)%             24.38%
     S&P 500 Index                  (12.07)%              9.27%

                                    CLASS C

                Grand Prix Fund -        Grand Prix Fund -
    Date       Class C Shares (NAV)    Class C Shares (Load)      S&P 500 Index
    ----       --------------------    ---------------------      -------------
    8/5/99           $10,000                   $9,475                $10,000
  10/31/99           $13,708                  $13,571                $10,473
   4/30/00           $25,552                  $25,298                $11,225
  10/31/00           $16,989                  $16,820                $11,109
   4/30/01            $8,875                   $8,787                 $9,769

                      For the period ended April 30, 2001

                                   Six Months          Annualized
                                     Ended               Since
                                    4/30/01            Inception
                                   ----------          ----------
     Grand Prix Fund -
       Class C Shares (NAV)         (47.76)%            (6.63)%
     Grand Prix Fund -
       Class C Shares (Load)        (48.28)%            (7.17)%
     S&P 500 Index                  (12.07)%            (1.33)%

These charts assume an initial gross investment of $10,000 made on 12/31/97 and 8/05/99 (since inception) for the Class A Shares and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GRAND PRIX FUND
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2001 (UNAUDITED)

ASSETS:
     Investments, at value (cost $155,924,468)                    $171,796,159
     Receivable for investments sold                                27,636,012
     Capital shares sold                                             1,387,899
     Dividends and interest receivable                                  10,248
     Organizational expenses, net of accumulated amortization           26,552
     Other assets                                                       34,229
                                                                  ------------
     Total Assets                                                  200,891,099
                                                                  ------------

LIABILITIES:
     Loan payable                                                   30,000,000
     Payable for securities purchased                               34,046,406
     Capital shares redeemed                                         1,715,963
     Payable to Advisor                                                 55,882
     Accrued expenses and other liabilities                            267,398
                                                                  ------------
     Total Liabilities                                              66,085,649
                                                                  ------------
                                                                  $134,805,450
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
     Capital stock                                                $323,899,863
     Accumulated undistributed net
       realized loss on investments sold                          (204,966,104)
     Net unrealized appreciation on investments                     15,871,691
                                                                  ------------
     Total Net Assets                                             $134,805,450
                                                                  ------------
                                                                  ------------

CLASS A SHARES:
     Net assets                                                   $ 95,773,073
     Shares of beneficial interest outstanding
       (500,000,000 shares of $.01 par value authorized)             5,246,052
     Net asset value and redemption price per share                     $18.26
                                                                  ------------
                                                                  ------------
     Maximum offering price per share (100/94.75 of $18.26)             $19.27
                                                                  ------------
                                                                  ------------

CLASS C SHARES:
     Net assets                                                   $ 39,032,377
     Shares of beneficial interest outstanding
       (500,000,000 shares of $.01 par value authorized)             2,161,153
     Net asset value and redemption price per share                     $18.06
                                                                  ------------
                                                                  ------------
     Maximum offering price per share (100/99 of $18.06)                $18.24
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF OPERATIONS - SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
     Interest income                                             $     173,505
     Dividend income                                                   271,753
                                                                 -------------
     Total investment income                                           445,258
                                                                 -------------

EXPENSES:
     Investment advisory fee                                         1,123,998
     Administration fee                                                 84,332
     Shareholder servicing and accounting costs                        302,748
     Custody fees                                                       25,125
     Federal and state registration                                     30,695
     Professional fees                                                  24,178
     Reports to shareholders                                            15,065
     Directors' fees and expenses                                        1,258
     Amortization of organizational expenses                             7,890
     Distribution expense - Class A shares                             203,654
     Distribution expense - Class C shares                             309,380
     Other                                                               1,800
                                                                 -------------
     Total operating expenses before
       reimbursement and interest expense                            2,130,123
     Less:  Reimbursement from Advisor                                 (68,767)
                                                                 -------------
     Total operating expenses before interest expense                2,061,356
     Interest expense                                                  537,830
                                                                 -------------
     Total expenses                                                  2,599,186
                                                                 -------------
NET INVESTMENT LOSS                                                 (2,153,928)
                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investment transactions                 (160,508,617)
     Change in unrealized appreciation
       (depreciation) on investments                                   286,073
                                                                 -------------
     Net realized and unrealized loss on investments              (160,222,544)
                                                                 -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(162,376,472)
                                                                 -------------
                                                                 -------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CASH FLOWS - SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sales of capital shares                        $   598,205,473
Repurchases of capital shares                     (684,281,210)
Net change in receivables/payables related to
  capital share transactions                         5,724,998
                                               ---------------

Cash used by capital share transactions            (80,350,739)
Cash provided by borrowings                         30,000,000
                                               ---------------
                                                                  $(50,350,739)
                                                                  ------------

CASH PROVIDED (USED) BY OPERATIONS:

Purchases of investments                        (1,348,754,524)
Proceeds from sales of investments               1,401,731,025
                                               ---------------
                                                    52,976,501
                                               ---------------

Net investment loss                                 (2,153,928)
Net change in receivables/payables
  related to operations                               (471,834)
                                               ---------------
                                                    (2,625,762)
                                               ---------------
                                                                    50,350,739
                                                                  ------------

Net increase in cash                                                         0
Cash, beginning of year                                                      0
                                                                  ------------
Cash, end of year                                                 $          0
                                                                  ------------
                                                                  ------------

Supplemental Information:
  Cash paid for interest                              $510,431

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six Months Ended            Year Ended
                                                                                   April 30, 2001          October 31, 2000
                                                                                  ----------------         ----------------
                                                                                    (Unaudited)
OPERATIONS:
     Net investment loss                                                           $  (2,153,928)          $   (8,782,216)
     Net realized loss on investment transactions                                   (160,508,617)             (42,640,251)
     Change in unrealized appreciation (depreciation) on investments                     286,073              (11,059,234)
                                                                                   -------------           --------------
     Net decrease in net assets resulting from operations                           (162,376,472)             (62,481,701)
                                                                                   -------------           --------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
     FROM NET REALIZED GAINS                                                                  --               (1,291,162)
                                                                                   -------------           --------------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
     FROM NET REALIZED GAINS                                                                  --                 (202,410)
                                                                                   -------------           --------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                                       598,205,473            1,294,765,602
     Shares issued to holders in reinvestment of dividends                                    --                1,440,112
     Cost of shares redeemed                                                        (684,281,210)            (951,202,444)
                                                                                   -------------           --------------
     Net increase (decrease) in net assets
       resulting from capital share transactions                                     (86,075,737)             345,003,270
                                                                                   -------------           --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (248,452,209)             281,027,997

NET ASSETS:
     Beginning of period                                                             383,257,659              102,229,662
                                                                                   -------------           --------------
     End of period                                                                 $ 134,805,450           $  383,257,659
                                                                                   -------------           --------------
                                                                                   -------------           --------------

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                                                               Class A Shares
                                                 Class A Shares      Class A Shares      Class A Shares     Dec. 31, 1997 (1)<F1>
                                                Six Months Ended       Year Ended          Year Ended              through
                                                 April 30, 2001       Oct. 31, 2000       Oct. 31, 1999         Oct. 31, 1998
                                                ----------------     --------------      --------------     ---------------------
                                                   (Unaudited)
Per Share Data:
Net asset value, beginning of period                $ 34.82             $ 28.21             $ 14.42                $ 10.00
                                                    -------             -------             -------                -------

Income from investment operations:
  Net investment loss                                 (0.21)(2)           (0.89)(2)(3)        (0.32)(2)(3)           (0.10)
                                                            <F2>               <F2><F3>            <F2><F3>
  Net realized and unrealized gains (losses)
   on investments                                    (16.35)               7.82               16.74                   4.52
                                                    -------             -------             -------                -------
  Total from investment operations                   (16.56)               6.93               16.42                   4.42
                                                    -------             -------             -------                -------
Less distributions from net realized gains               --               (0.32)              (2.63)                    --
                                                    -------             -------             -------                -------
Net asset value, end of period                      $ 18.26             $ 34.82             $ 28.21                $ 14.42
                                                    -------             -------             -------                -------
                                                    -------             -------             -------                -------

Total return (4)<F4>                                 (47.56)%(5)<F5>      24.64%             131.51%                 44.20%(5)<F5>

Supplemental data and ratios:
  Net assets, end of period (000's)                 $95,773            $284,021             $92,500                 $1,595
  Ratio of operating expenses to
   average net assets                                  1.63%(8)<F8>        1.62%(6)(7)        1.72%(8)<F8>           1.65%(8)<F8>
                                                                               <F6><F7>
  Ratio of interest expense to
   average net assets                                  0.48%               0.72%               0.04%                    --
  Ratio of net investment loss to
   average net assets                                 (1.23)%(8)<F8>      (1.23)%(6)<F6>      (1.45)%(8)<F8>         (1.03)%(8)<F8>
  Portfolio turnover rate (9)<F9>                    510.72%             834.9%              764.3%                 521.6%

(1)<F1>   Commencement of operations.
(2)<F2> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(3)<F3> Net investment loss before interest expense for the periods ending April 30, 2001, October 31, 2000 and October 31, 1999 for the Class A Shares was $(0.15), $(0.56) and $(0.31), respectively.
(4)<F4> The total return does not reflect the 5.25% front-end sales charge for the Class A Shares.
(5)<F5>   Not annualized.
(6)<F6> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio for the Class A Shares including interest expense was 2.34%. The ratio of net investment loss to average net assets, including interest expense for the Class A Shares was (1.95)%.
(7)<F7>   Ratio includes Advisor expense waiver recovery of 0.09%.
(8)<F8> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the Class A Shares for the periods ended April 30, 2001, October 31, 1999 and October 31, 1998 would have been 2.17%, 2.28% and 15.93%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the Class A Shares for the periods ended April 30, 2001, October 31, 1999 and October 31, 1998 would have been (1.77)%, (2.01)% and (15.31)%, respectively.
(9)<F9> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                                               Class C Shares
                                                     Class C Shares      Class C Shares     Aug. 5, 1999 (1)<F10>
                                                    Six Months Ended       Year Ended              through
                                                     April 30, 2001      Oct. 31, 2000          Oct. 31, 1999
                                                    ----------------     --------------     ---------------------
                                                      (Unaudited)
Per Share Data:
Net asset value, beginning of period                    $ 34.57             $ 28.17               $ 20.55
                                                        -------             -------               -------

Income from investment operations:
  Net investment loss                                     (0.30)(2)           (1.10)(2)(3)          (0.13)(2)(3)
                                                                <F11>              <F11><F12>           <F11><F12>
  Net realized and unrealized gains (losses)
   on investments                                        (16.21)               7.82                  7.75
                                                        -------             -------               -------
  Total from investment operations                       (16.51)               6.72                  7.62
                                                        -------             -------               -------
Less distributions from net realized gains                   --               (0.32)                   --
                                                        -------             -------               -------
Net asset value, end of period                          $ 18.06             $ 34.57               $ 28.17
                                                        -------             -------               -------
                                                        -------             -------               -------

Total return (4)<F13>                                    (47.76)%(5)<F14>     23.92%                37.08%(5)<F14>

Supplemental data and ratios:
  Net assets, end of period (000's)                     $39,032             $99,237                $9,730
  Ratio of operating expenses to
   average net assets                                      2.38%(8)            2.37%(6)(7)           2.47%(8)
                                                                <F17>             <F15><F16>              <F17>
  Ratio of interest expense to
   average net assets                                      0.48%               0.72%                 0.19%
  Ratio of net investment loss to
   average net assets                                     (1.98)%(8)<F17>     (1.98)%(6)<F15>       (2.41)%(8)<F17>
  Portfolio turnover rate (9)<F18>                       510.72%              834.9%                764.3%

(1)<F10>  Commencement of operations.
(2)<F11> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(3)<F12> Net investment loss before interest expense for the periods ending April 30, 2001, October 31, 2000 and October 31, 1999 for the Class C Shares was $(0.24), $(0.91) and $(0.12), respectively.
(4)<F13> The total return does not reflect the 1.00% front-end sales charge for the Class C Shares.
(5)<F14>  Not annualized.
(6)<F15> For the year ended October 31, 2000, the operating expense ratio excludes interest expense. The ratio for the Class C Shares including interest expense was 3.09%. The ratio of net investment loss to average net assets, including interest expense for the Class C Shares was (2.70)%.
(7)<F16>  Ratio includes Advisor expense waiver recovery of 0.09%.
(8)<F17> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the Class C Shares for the periods ended April 30, 2001 and October 31, 1999 would have been 2.92% and 3.33%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the Class C Shares for the periods ended April 30, 2001 and October 31, 1999 would have been (2.52)% and (3.27)%, respectively.
(9)<F18> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
SCHEDULE OF INVESTMENTS - APRIL 30, 2001 (UNAUDITED)

  Shares                                                              Value
  ------                                                              -----
             COMMON STOCKS - 127.2%

             AEROSPACE & AIRCRAFT - 4.2%
    60,000   Alliant Techsystems Inc. *<F19>                      $  5,652,000
                                                                  ------------

             BUILDING & HOUSING - 35.7%
   100,000   Beazer Homes USA, Inc. *<F19>                           5,840,000
    40,000   Del Webb Corporation *<F19>                             1,352,000
    40,000   D.R. Horton, Inc.                                         968,800
   250,000   Hovnanian Enterprises, Inc. - Class A *<F19>            4,622,500
   160,000   Lennar Corporation                                      7,003,200
   175,000   M.D.C. Holdings, Inc.                                   7,528,500
    45,000   NVR, Inc. *<F19>                                        8,577,900
   100,000   Pulte Corporation                                       4,678,000
    70,000   The Ryland Group, Inc.                                  3,325,700
   120,000   Toll Brothers, Inc. *<F19>                              4,260,000
                                                                  ------------
                                                                    48,156,600
                                                                  ------------

             BUILDING MATERIALS - 2.5%
    60,000   The Shaw Group Inc. *<F19>                              3,420,000
                                                                  ------------

             ENERGY - 5.3%
    50,000   Black Hills Corporation                                 2,568,500
    80,000   Calpine Corporation *<F19>                              4,559,200
                                                                  ------------
                                                                     7,127,700
                                                                  ------------

             ENTERTAINMENT & LEISURE - 10.4%
    50,000   Anchor Gaming *<F19>                                    2,725,000
   100,000   International Game Technology *<F19>                    5,593,000
   191,000   Shuffle Master, Inc. *<F19>                             5,672,700
                                                                  ------------
                                                                    13,990,700
                                                                  ------------

             FINANCE - 9.0%
   175,000   AmeriCredit Corp. *<F19>                                8,113,000
   125,000   Doral Financial Corporation                             4,050,000
                                                                  ------------
                                                                    12,163,000
                                                                  ------------

             FOOD PRODUCTS - 3.2%
   125,000   Smithfield Foods, Inc. *<F19>                           4,281,250
                                                                  ------------

             HEALTHCARE - 2.6%
    60,000   AdvancePCS *<F19>                                       3,456,000
                                                                  ------------

             MACHINERY - INDUSTRIAL - 4.6%
   100,000   Brooks Automation, Inc. *<F19>                          6,261,000
                                                                  ------------

             OIL & GAS SERVICES - 2.6%
    60,000   Weatherford International, Inc. *<F19>                  3,493,800
                                                                  ------------

             PHARMACEUTICALS - 3.0%
    80,000   Taro Pharmaceutical
               Industries Ltd. *<F19> (1)<F21>                       3,996,800
                                                                  ------------

             RETAIL - 20.4%
    60,000   Best Buy Co., Inc. *<F19>                               3,303,000
   180,000   Charlotte Russe Holding Inc. *<F19>                     6,183,000
    75,000   Chico's FAS, Inc. *<F19>                                3,345,750
   180,000   Christopher & Banks Corporation *<F19>                  7,119,000
   225,000   Hot Topic, Inc. *<F19>                                  7,519,500
                                                                  ------------
                                                                    27,470,250
                                                                  ------------

             SEMICONDUCTORS - 8.0%
    50,000   NVIDIA Corporation *<F19>                               4,165,000
   130,000   Semiconductor HOLDRs Trust                              6,669,000
                                                                  ------------
                                                                    10,834,000
                                                                  ------------

             SOFTWARE - 1.9%
    40,000   Symantec Corporation *<F19>                             2,592,400
                                                                  ------------

             TELECOMMUNICATIONS EQUIPMENT - 1.9%
    92,400   Catapult Communications Corporation *<F19>              2,614,920
                                                                  ------------

             TELECOMMUNICATIONS SERVICES - 5.0%
   160,000   Metro One Telecommunications, Inc. *<F19>               6,772,800
                                                                  ------------

             UNIT INVESTMENT TRUSTS - 6.9%
   200,000   Nasdaq-100 Shares *<F19>                                9,230,000
                                                                  ------------
             TOTAL COMMON STOCKS (Cost $155,641,529)               171,513,220
                                                                  ------------

Principal
  Amount
  ------
             SHORT-TERM INVESTMENTS - 0.2%

             VARIABLE RATE DEMAND NOTES#<F20> - 0.2%
  $282,939   Sara Lee Corporation, 4.0713%                             282,939
                                                                  ------------
             TOTAL SHORT-TERM INVESTMENTS (Cost $282,939)              282,939
                                                                  ------------
             TOTAL INVESTMENTS - (COST $155,924,468) - 127.4%      171,796,159

             Liabilities, less Other Assets - (27.4)%              (36,990,709)
                                                                  ------------
             TOTAL NET ASSETS - 100.0%                            $134,805,450
                                                                  ------------
                                                                  ------------

  *<F19>   Non-income producing security.
  #<F20> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of April 30, 2001.
(1)<F21>   Foreign security.

                     See notes to the financial statements.

GRAND PRIX FUND
NOTES TO THE FINANCIAL STATEMENTS - APRIL 30, 2001 (UNAUDITED)

1.   ORGANIZATION

     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers two series of shares: The Grand Prix Fund (the "Fund") and the Super Core Fund (collectively the "Funds"). The shares of common stock of the Funds are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The Fund commenced investment operations on December 31, 1997. Effective December 1, 1998, the Fund changed from a no-load mutual fund to a load fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Organization Costs - Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the initial shareholder are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

     (c) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (d) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

PERIOD ENDING APRIL 30, 2001

                                                    $                 Shares
                                                    -                 ------
CLASS A SHARES:
   Shares sold                                $  434,747,794        17,478,219
   Shares issued to
     holders in
     reinvestment
     of dividends                                         --                --
   Shares redeemed                              (504,985,597)      (20,390,104)
                                              --------------       -----------
   Net decrease                               $  (70,237,803)       (2,911,885)
                                              --------------

   SHARES OUTSTANDING:
   Beginning of period                                               8,157,937
                                                                   -----------
   End of period                                                     5,246,052
                                                                   -----------
                                                                   -----------

CLASS C SHARES:
   Shares sold                                $  163,457,679         6,153,260
   Shares issued to
     holders in
     reinvestment
     of dividends                                         --                --
   Shares redeemed                              (179,295,613)       (6,862,931)
                                              --------------       -----------
   Net decrease                               $  (15,837,934)         (709,671)
                                              --------------
   SHARES OUTSTANDING:
   Beginning of period                                               2,870,824
                                                                   -----------
   End of period                                                     2,161,153
                                                                   -----------
                                                                   -----------

   TOTAL DECREASE                             $  (86,075,737)
                                              --------------
                                              --------------

PERIOD ENDING OCTOBER 31, 2000
                                                    $                 Shares
                                                    -                 ------
CLASS A SHARES:
   Shares sold                                $1,063,359,246        23,604,210
   Shares issued to
     holders in
     reinvestment
     of dividends                                  1,241,890            37,776
   Shares redeemed                              (839,814,361)      (18,763,415)
                                              --------------       -----------
   Net increase                               $  224,786,775         4,878,571
                                              --------------
   SHARES OUTSTANDING:
   Beginning of period                                               3,279,366
                                                                   -----------
   End of period                                                     8,157,937
                                                                   -----------
                                                                   -----------

CLASS C SHARES:
   Shares sold                                $  231,406,356         5,080,879
   Shares issued to
     holders in
     reinvestment
     of dividends                                    198,222             6,026
   Shares redeemed                              (111,388,083)       (2,561,520)
                                              --------------       -----------
   Net increase                               $  120,216,495         2,525,385
                                              --------------
   SHARES OUTSTANDING:
   Beginning of period                                                 345,439
                                                                   -----------
   End of period                                                     2,870,824
                                                                   -----------
                                                                   -----------
   TOTAL INCREASE                             $  345,003,270
                                              --------------
                                              --------------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the six months ended April 30, 2001 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                      $1,277,535,471
     Sales                          $1,319,001,814

     At April 30, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $162,594,159 were as follows:

     Unrealized appreciation           $18,174,520
     Unrealized depreciation           (8,972,520)
                                       -----------
     Net unrealized appreciation
    on investments                    $  9,202,000
                                       -----------
                                       -----------

     At October 31, 2000, the Fund had an accumulated net realized capital loss carryover of $26,158,565, expiring in 2008. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   CREDIT FACILITY

     Firstar Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement ("Agreement"), as amended, dated September 27, 1999 for the purpose of purchasing portfolio securities. For the period November 1, 2000 through January 31, 2001, the interest rate on the outstanding principal amount was the Bank's Prime Rate. The interest rate changed on February 1, 2001 to the Bank's Prime Rate minus 1.50% (weighted average rate of 8.36% during the six months ended April 30, 2001). The Fund was also charged a fee of 0.06% based on the maximum line of credit available during the period November 1, 2000 through January 31, 2001. Advances are collateralized by a first lien against the Fund's assets. During the six months ended April 30, 2001, the Fund had an outstanding average daily balance of $12,613,812. The maximum amount outstanding during the six months ended April 30, 2001, was $66,000,000. Interest expense amounted to $537,830 for the six months ended April 30, 2001. At April 30, 2001, the Fund had a loan payable balance of $30,000,000.

6.   INVESTMENT ADVISOR

     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of average daily net assets of the Fund. The Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A total operating expenses for the periods December 31, 1997 through February 25, 1999, February 26, 1999 through February 29, 2000, and March 1, 2000 through April 30, 2001 did not exceed 1.65%, 1.72% and 1.75%, respectively, while the Class C total operating expenses for the periods August 5, 1999 through February 29, 2000, and March 1, 2000 through April 30, 2001, did not exceed 2.47% and 2.50%, respectively. The Advisor may recover from the Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the fiscal periods ending October 31, 1999 and October 31, 1998, the Advisor waived investment advisory fees totaling $204,561 and $149,110, respectively. During the period ended October 31, 2000, the Advisor recovered all previous expense waivers, totaling $353,671.

7.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $203,654 for the Class A Shares and $309,380 for the Class C Shares pursuant to the Plans for the six months ended April 30, 2001.

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Grand Prix Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

GRAND PRIX FUNDS
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION         800 307-4880
ACCOUNT INFORMATION      800 432-4741

WWW.GRANDPRIXFUNDS.COM